SELIGMAN
-----------------------------------------------
                                      SMALL-CAP             [GRAPHIC OMITTED]
                                     VALUE FUND






                                                               Annual Report
                                                             December 31, 2001

                                                           ----------x----------

                                                             A VALUE APPROACH
                                                              TO SEEKING THE
                                                            CAPITAL APPRECIATION
                                                               POTENTIAL OF
                                                             SMALLER COMPANIES








                                                                  [LOGO]

                                                          J. & W. SELIGMAN & CO.
                                                               INCORPORATED
                                                             ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.


[GRAPHIC OMITTED]   TIMES CHANGE...
                    Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 138 years since
                    Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

                    In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

JAMES, JESSE, AND   With the formation of Tri-Continental Corporation in 1929 --
JOSEPH SELIGMAN,    today, the nation's largest diversified publicly-traded
1870                closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management.
                    Despite the stock market crash and ensuing depression,
Seligman was convinced of the importance that professional investment management could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.


....VALUES ENDURE
Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.


TABLE OF CONTENTS
To the Shareholders .......................    1       Statements of Changes in Net Assets .......   11
Interview With Your Portfolio Managers ....    2       Notes to Financial Statements .............   12
Performance Overview ......................    4       Financial Highlights ......................   15
Portfolio Overview ........................    6       Report of Independent Auditors
Portfolio of Investments ..................    8         AND For More Information ................   17
Statement of Assets and Liabilities .......    9       Directors and Officers of the Fund ........   18
Statement of Operations ...................   10       Glossary of Financial Terms ...............   22

TO THE SHAREHOLDERS


For the twelve months ended December 31, 2001, Seligman Small-Cap Value Fund delivered a strong total return of 16.18% based on the net asset value of Class A shares. During the same period, the Lipper Small Cap Value Average returned 16.39% and the Russell 2000 Value Index returned 14.03%. By contrast, the S&P 500 lost 11.88% and the Nasdaq lost 21.05%. During a year in which most equity indices declined, investors were drawn to the strong earnings and attractive valuations of small-cap value stocks. These stocks tend to benefit greatly in an environment of lower interest rates.

Even as the Fund enjoyed strong performance, 2001 was a challenging year for most equity investors, as the US economy slipped into recession. The Federal Reserve Board cut the federal funds rate on 11 occasions during 2001 in an effort to restart the economy. Interest rates, which began the year at 6.50%, had been cut to 1.75% by year-end. The September 11 terrorist attacks caused a sharp drop in stock prices, but the market soon recouped those losses. While the attacks inflicted a serious economic blow, the US economy had already entered into a recession starting in March 2001, according to the National Bureau of Economic Research. The September 11 attacks and rising unemployment did cause consumer spending to pull back slightly, but, overall, the consumer remained resilient, helped by lower interest rates and lower energy prices.

Looking ahead, we believe much of the economic downturn is behind us. The National Association of Purchasing Managers Index has reversed its downward trend. Preliminary reports suggest that the economy actually expanded slightly during the fourth quarter, and the stock market, which was volatile throughout 2001, staged a rally during that three-month period. Businesses, having instituted cost-cutting measures, should begin to meet and perhaps exceed earnings targets. Business inventories have been reduced, and an increase in demand could spur new manufacturing activity and help profits. Lower tax rates should also provide a constructive environment for growth.

While we expect continued uncertainty (especially in light of the global war on terrorism), we are optimistic that the US economy will both adapt to any challenges that lie ahead and resume economic expansion. Small-cap, and value stocks typically benefit as the economy strengthens, and we believe this bodes well for another successful year for your Fund.

We continue to encourage shareholders to work closely with their financial advisors. Maintaining a long-term strategy, implemented by a professional, can take much of the emotion out of investing. As many investors may have learned during the panic selling that followed the reopening of the financial markets on September 17, short-term financial decisions based upon emotion can negatively impact an otherwise sound investment strategy.

We thank you for your continued support of Seligman Small-Cap Value Fund. A discussion with your Portfolio Managers, as well as the Fund's investment results, portfolio of investments, and financial statements, follows this letter. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,



/s/ William C. Morris
William C. Morris
Chairman


                                 /s/ Brian T. Zino
                                 Brian T. Zino
                                 President

February 15, 2002

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,
NEIL T. EIGEN AND RICHARD S. ROSEN


Q: HOW DID SELIGMAN SMALL-CAP VALUE FUND PERFORM DURING THE TWELVE MONTHS ENDED DECEMBER 31, 2001?

A: Seligman Small-Cap Value Fund delivered a total return of 16.18% based on the net asset value of Class A shares for the one year ended December 31, 2001. During the same period, small-cap value stocks, as measured by the Russell 2000 Value Index, returned 14.03%, while the Fund's peers, as measured by the Lipper Small Cap Value Average, returned 16.39%.

Q:   WHAT ECONOMIC AND MARKET FACTORS INFLUENCED THE FUND'S RESULTS DURING 2001?

A: During a year in which all major equity indices delivered negative performance, Seligman Small-Cap Value Fund posted a strong total return. As we have noted before, small-cap stocks tend to outperform the overall market when the Federal Reserve Board is lowering interest rates, and when the economy is emerging from a downturn. This has been the backdrop for nearly two years, and true to form, small-cap stocks (and your Fund) have delivered outstanding investment results over this period. In an effort to restart the sluggish economy, the Fed cut interest rates on 11 occasions during 2001, for a total reduction of 475 basis points. While the economy is still weak, it seems to be showing signs of strength. Stocks in general had a strong showing in the fourth quarter of 2001, despite an announcement by the National Bureau of Economic Research that the US was officially in recession. Technology stocks in particular were strong performers during the fourth quarter. Consumer spending remained strong all year, and analysts continue to focus on the strong positive stimulus shaping the economic environment, especially low interest rates, low energy prices, and federal tax rate reductions.

     We believe the Fund benefited in 2001 from the fact that many investors tried to focus on the prospect of improved economic conditions. Investors' attention naturally turned to the superior earnings growth that is typical of small companies, and this rapid growth tended to overshadow concerns about earnings sustainability that arise late in an economic cycle. The September 11 terrorist attacks, of course, dealt a strong blow to the economy. In times of crisis, the immediate response of many investors is to sell, and the stock market did indeed suffer sharp losses when it reopened on September 17. Experienced investment managers, however, understand the efficiency of the market, and realize that selling stocks in the wake of such events generally amounts to getting out at the bottom, when most of the bad news is already factored into the stocks' prices.

Q:   WHAT WAS THE FUND'S INVESTMENT STRATEGY DURING THIS TIME?

A: We have not made any major changes to investment strategy, nor are we contemplating any significant changes in the near future. As value managers, our principal emphasis is on asset value, but there is also an earnings growth component to the process. At year-end, the Fund's largest sector weightings were in financials, retailing, and chemicals. The Fund's robust performance was attributable to several factors during the year. The Fund benefited from three of its companies being taken over in the second half of the year, including holdings in the electric utilities, basic


A TEAM APPROACH
Seligman Small-Cap Value Fund is managed by the Seligman Value Team, headed by Neil T. Eigen, who has over 30 years of experience as a value investor. Mr. Eigen and Richard S. Rosen, the Fund's Co-Portfolio Manager, are assisted in the management of the Fund by seasoned research professionals who are responsible for identifying reasonably valued small-capitalization companies with the potential for high returns on equity. Team members include Michelle Borre and Mitchell Schenkman.

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,
NEIL T. EIGEN AND RICHARD S. ROSEN


     materials, and capital goods sectors. These takeovers wereviewed positively by the market, and the Fund was able to take profits after these companies' stock prices experienced a run-up. At the same time, 2001 continued to be a difficult year for most technology stocks, and the Fund's lack of emphasis in this area helped performance throughout the year. With technology stocks still languishing in early fall, the Fund took advantage of price weakness to purchase high-quality semiconductor and software and services stocks.

     Within the financial area, we emphasized insurance stocks, and the Fund benefited from major share price gains of these stocks in the fall. After the events of September 11, insurance companies were widely viewed as having increased pricing power. In the fourth quarter, the Fund added a provider of property and casualty insurance and increased existing insurance holdings. We also believe banking stocks will benefit from the monetary and fiscal stimulus enacted in 2001. An environment of moderate growth has been beneficial to financial stocks historically, as have periods in which the economy has emerged from a recession.

     After the sell-off that followed the September 11 terrorist attacks, the Fund purchased stock of a well-run airline company whose price had been beaten down substantially. The stock's price subsequently rose more than 50%, underscoring the importance of differentiating between a company with temporary and surmountable problems and a seriously flawed company.

     Continued strong consumer spending in 2001 helped our specialty retailer holdings. During the year, the Fund also made significant purchases in the areas of health care equipment and supplies, technology hardware and equipment, and machinery. Fund performance was negatively impacted by an overweighting in diversified chemicals.

Q:   WHAT IS YOUR OUTLOOK FOR 2002?

A: Looking ahead to 2002, we believe it will be a year of recovery for stocks in general, as well as for the economy. It appears that most companies are focused on improving their reported fourth-quarter earnings as much as possible, and we believe the market will respond favorably to signs of more positive corporate profits. Small-cap stocks should continue to fare well, as investors' risk tolerance increases and valuations remain attractive. The Fund's portfolio is positioned to benefit from a resumption of economic growth, with an emphasis on economically sensitive cyclicals such as chemical and paper companies. As companies rebuild their inventories, we believe basic materials companies and other cyclicals will benefit most from the rising prices a stronger economy brings. Despite aggressive cuts in interest rates, the US economy has still not shown signs of overheating, and we believe the environment for continued small-cap outperformance remains favorable. We are optimistic about the continued timeliness of small-cap value stocks, and look forward to another successful year in 2002.

PERFORMANCE OVERVIEW


This chart compares a $10,000 hypothetical investment made in Seligman Small-Cap Value Fund since the commencement of operations on April 25, 1997, through December 31, 2001, to a $10,000 investment made in the Lipper Small Cap Value Funds Average (Lipper Small Cap Value Average) and the Russell 2000 Value Index, from April 25, 1997, to December 31, 2001. The results for Seligman Small-Cap Value Fund were determined with and without the initial 4.75% maximum sales charge for Class A shares, with the 2% contingent deferred sales charge (CDSC) for Class B shares, and without the 1% CDSC for Class D shares, and assume that all distributions within the period are invested in additional shares. The performance of Class C and Class I shares are not shown in this chart but are included in the table on page 5. This chart does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. It is important to keep in mind that the Lipper Small Cap Value Average and the Russell 2000 Value Index exclude the effect of taxes, fees and/or sales charges.

[The table below represents a line chart in the printed report.]

                   Class A           Class A                                                                 Lipper
                   with Sales        without           Class B           Class D            Russell 2000     Small Cap
                   Charge            Sales Charge      with CDSC         without CDSC       Value Index*     Value Average*
                   ----------        ------------      ---------         ------------       ------------     -------------
4/25/97             9,520            10,000            10,000             10,000           10,000
                    9,600            10,084            10,084             10,084           10,181          10,000
                   10,547            11,078            11,064             11,064           10,991          10,075
6/30/97            11,467            12,045            12,031             12,031           11,548          10,990
                   12,027            12,633            12,619             12,619           12,033          11,589
                   12,240            12,857            12,829             12,829           12,224          12,241
                   13,160            13,824            13,782             13,782           13,037          12,548
                   12,627            13,263            13,221             13,221           12,682          13,042
                   12,623            13,259            13,203             13,203           12,822          12,981
12/31/97           12,983            13,638            13,582             13,582           13,256          13,121
                   12,209            12,825            12,755             12,755           13,016          12,921
                   13,050            13,708            13,624             13,624           13,804          13,744
                   13,650            14,338            14,240             14,254           14,364          14,339
                   13,370            14,044            13,932             13,946           14,435          14,481
                   12,890            13,539            13,441             13,441           13,924          13,904
6/30/98            12,289            12,909            12,811             12,811           13,846          13,632
                   11,502            12,082            11,970             11,970           12,762          12,679
                    9,314             9,783             9,685              9,685           10,763          10,524
                    9,247             9,713             9,615              9,615           11,371          10,873
                    9,727            10,218            10,106             10,106           11,709          11,326
                   10,165            10,678            10,566             10,566           12,026          11,841
12/31/98           10,540            11,072            10,946             10,946           12,404          12,228
                   10,232            10,748            10,622             10,622           12,122          12,028
                    9,643            10,123            10,003             10,003           11,294          11,238
                    9,777            10,270            10,130             10,130           11,202          11,083
                   11,130            11,691            11,522             11,536           12,225          12,145
                   11,183            11,747            11,579             11,579           12,600          12,570
6/30/99            12,094            12,704            12,507             12,507           13,056          13,168
                   11,826            12,422            12,240             12,240           12,747          13,023
                   10,835            11,381            11,199             11,199           12,281          12,510
                   10,513            11,044            10,861             10,861           12,036          12,230
                   10,031            10,537            10,355             10,355           11,795          11,979
                   10,457            10,985            10,788             10,788           11,856          12,339
12/31/99           10,646            11,182            10,972             10,972           12,220          12,859
                   10,067            10,575            10,378             10,378           11,900          12,450
                   10,027            10,532            10,307             10,378           12,627          12,789
                   10,848            11,395            11,170             10,307           12,687          13,462
                   11,130            11,691            11,439             11,170           12,761          13,421
                   10,888            11,437            11,184             11,198           12,566          13,309
6/30/00            10,821            11,366            11,113             11,113           12,933          13,668
                   10,982            11,536            11,269             11,269           13,364          13,825
                   12,126            12,738            12,442             12,442           13,961          14,720
                   12,099            12,709            12,414             12,414           13,881          14,652
                   12,019            12,624            12,301             12,315           13,833          14,552
                   12,153            12,766            12,442             12,442           13,551          14,069
12/31/00           13,472            14,151            13,800             13,800           15,006          15,425
                   13,714            14,406            14,026             14,040           15,420          16,160
                   13,782            14,476            14,097             14,097           15,399          15,969
                   13,243            13,911            13,531             13,531           15,152          15,586
                   13,485            14,165            13,757             13,757           15,854          16,527
                   14,576            15,311            14,874             14,874           16,261          17,243
6/30/01            14,697            15,438            14,987             14,987           16,915          17,643
                   14,414            15,141            14,691             14,690           16,536          17,454
                   14,872            15,622            15,143             15,143           16,478          17,266
                   13,082            13,741            13,319             13,319           14,659          15,283
                   13,459            14,137            13,687             13,687           15,042          15,880
                   14,643            15,381            14,888             14,888           16,123          16,896
12/31/01           15,652            16,442            15,721             15,921           17,110          17,952


A portfolio with fewer holdings may be subject to greater volatility than a portfolio with a greater number of holdings. The stocks of smaller companies may be subject to above-average market fluctuations.

PERFORMANCE OVERVIEW


INVESTMENT RESULTS PER SHARE


TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 2001


                                                                          AVERAGE ANNUAL
                                                              ------------------------------------
                                       CLASS I                           CLASS C
                                        SINCE                             SINCE          SINCE
                                      INCEPTION      SIX       ONE      INCEPTION      INCEPTION
                                      11/30/01*    MONTHS*    YEAR       5/27/99        4/25/97
                                     ----------    -------    -------   ----------     -----------
CLASS A**
With Sales Charge ...............      n/a          1.48%      10.66%      n/a           10.03%
Without Sales Charge ............      n/a          6.50       16.18       n/a           11.19

CLASS B**
With CDSC+ ......................      n/a          1.23       10.37       n/a           10.13
Without CDSC ....................      n/a          6.23       15.37       n/a           10.43

CLASS C**
With Sales Charge and CDSC ......      n/a          4.15       13.21       13.29%        n/a
Without Sales Charge and CDSC ...      n/a          6.23       15.37       13.72         n/a

CLASS D**
With 1% CDSC ....................      n/a          5.23       14.37       n/a           n/a
Without CDSC ....................      n/a          6.23       15.37       n/a           10.43

CLASS I** .......................      6.89%        n/a        n/a         n/a           n/a

LIPPER SMALL CAP VALUE AVERAGE***      6.25         1.68       16.39       14.68+++      12.27++

RUSSELL 2000 VALUE INDEX*** .....      6.12         1.16       14.03       12.98+++      12.19++

NET ASSET VALUE                                                           CAPITAL GAIN INFORMATION
                                                                          FOR THE YEAR ENDED DECEMBER 31, 2001
           DECEMBER 31, 2001     JUNE 30, 2001    DECEMBER 31, 2000
          ------------------     -------------    -----------------
CLASS A         $11.63             $10.92              $10.01             REALIZED             $0.632
CLASS B          11.26              10.60                9.76             UNREALIZED            1.56(~)
CLASS C          11.26              10.60                9.76
CLASS D          11.26              10.60                9.76
CLASS I          11.63                n/a                 n/a

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of shares. Past performance is not indicative of future investment results. An investment in the Fund is not insured by the Federal Deposit Insurance Corporation or any other government agency.

---------------
   * Returns for periods of less than one year are not annualized.
  ** Return figures reflect any change in price per share and assume the investment of dividend and capital gain distributions. Return figures for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase. Class I shares do not have sales charges.
 *** The Lipper Small Cap Value Average and the Russell 2000 Value Index are unmanaged benchmarks that assume investment of dividends, and exclude the effect of taxes, fees and/or sales charges. The monthly performances of the Lipper Small Cap Value Average are used in the Performance Overview. Investors cannot invest directly in an average or an index.
   + The CDSC is 5% for periods of one year or less, and 2% since inception.
  ++ From April 25, 1997.
 +++ From May 31, 1999.
 (o) Represents the per share amount of net unrealized appreciation of portfolio (~) securities as of December 31, 2001.

PORTFOLIO OVERVIEW

DIVERSIFICATION OF NET ASSETS
DECEMBER 31, 2001


                                                                                                 PERCENT OF NET ASSETS
                                                                                                      DECEMBER 31,
                                                                                                 ---------------------
                                                   ISSUES       COST             VALUE             2001         2000
                                                   ------   ------------      ------------       --------      -------
COMMON STOCKS:
   Advertising ......................               --      $         --      $         --            --         2.2%
   Aerospace and Defense ............                1         3,272,189         5,962,896           3.1%        3.7
   Building Products ................               --                --                --            --         4.9
   Chemicals ........................                4        19,020,999        16,932,204           8.8         7.0
   Commercial Services and Supplies .                3        14,952,021        11,570,724           6.0         5.3
   Consumer Staples .................                2         7,618,346         9,703,000           5.1         1.2
   Containers and Packaging .........                2         7,617,219         6,944,750           3.6         3.9
   Energy ...........................                2         6,651,656         8,102,139           4.2          --
   Financials .......................                7        28,224,047        31,786,250          16.6        18.0
   Health Care Equipment and Supplies                1         4,672,882         5,111,550           2.7          --
   Health Care Providers and Services                4        11,758,483        15,977,200           8.3        11.5
   Hotels, Restaurants and Leisure ..               --                --                --            --         2.8
   Household Durables ...............                2         5,038,563         9,443,800           4.9         5.1
   Machinery ........................                3        11,663,082        12,007,775           6.3         8.9
   Oil and Gas ......................                2         3,890,480         6,335,100           3.3         2.6
   Paper and Forest Products ........                1         3,351,484         3,698,500           1.9          --
   Real Estate ......................                1         2,941,321         3,036,040           1.6          --
   Retailing ........................                4        11,391,576        20,226,325          10.6         7.6
   Software and Services ............                1         1,866,483         2,424,576           1.3          --
   Technology Hardware and Equipment                 2         9,375,816         8,362,000           4.4         2.7
   Transportation ...................                1         3,344,290         5,504,100           2.9         2.6
   Utilities ........................                1         4,249,858         4,092,095           2.1         8.7
                                                    --      ------------      ------------         -----       -----
                                                    44       160,900,795       187,221,024          97.7        98.7
SHORT-TERM HOLDING AND
 OTHER ASSETS LESS LIABILITIES ......                1         4,366,312         4,366,312           2.3         1.3
                                                    --      ------------      ------------         -----       -----
NET ASSETS ..........................               45      $165,267,107      $191,587,336         100.0%      100.0%
                                                    ==      ============      ============         =====       =====

PORTFOLIO OVERVIEW


LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS


TEN LARGEST PURCHASES                               TEN LARGEST SALES
-------------------------------                     ------------------------
Agere Systems (Class A)*                            Sensormatic Electronics**
Edwards Lifesciences*                               Dal-Tile International**
Sierra Pacific Resources*                           Orion Power Holdings**
Allmerica Financial*                                Jack in the Box**
Smith International*                                RenaissanceRe Holdings
Westvaco*                                           Cutter & Buck**
Continental Airlines*                               Lamson & Sessions**
Navistar International*                             Fred's
Universal Compression Holdings*                     Fresh Del Monte Produce
Innkeepers USA Trust*                               Stewart & Stevenson Services


Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

---------------
 * Position added during the period.
** Position eliminated during the period.



LARGEST PORTFOLIO HOLDINGS
DECEMBER 31, 2001


SECURITY                                          VALUE          SECURITY                                         VALUE
----------                                   --------------      -----------                                 --------------
Fred's ....................................   $6,757,575         Wet Seal (The) (Class A) .................    $5,341,500
Mutual Risk Management ....................    6,464,150         NOVA Chemicals ...........................     5,202,900
Cubic .....................................    5,962,896         Agere Systems (Class A) ..................     5,121,000
Continental Airlines ......................    5,504,100         Edwards Lifesciences .....................     5,111,550
Fresh Del Monte Produce ...................    5,418,000         Harman International Industries ..........     4,961,000


LARGEST INDUSTRIES
DECEMBER 31, 2001

          Percent of
          Net Assets
          ----------

             14.5        $31,786,250

             10.3                        $20,226,325

              7.7                                       $16,932,204

     `        7.5                                                      $15,977,200

              7.2                                                                       $12,007,775

                         FINANCIALS       RETAILING      CHEMICALS      HEALTH CARE      MACHINERY
                                                                       PROVIDERS AND
                                                                         SERVICES


PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001


                                      SHARES          VALUE
                                   ------------   ------------
COMMON STOCKS  97.7%
AEROSPACE AND DEFENSE  3.1%
Cubic                                116,100      $  5,962,896
                                                  ------------
CHEMICALS  8.8%
Crompton                             400,000         3,600,000
Minerals Technologies                 90,000         4,197,600
NOVA Chemicals (Canada)              270,000         5,202,900
Olin                                 243,600         3,931,704
                                                  ------------
                                                    16,932,204
                                                  ------------
COMMERCIAL SERVICES
   AND SUPPLIES  6.0%
Cadmus Communications                350,000         3,745,000
Korn/Ferry International             350,000         3,727,500
Pittston Brink's Group               185,440         4,098,224
                                                  ------------
                                                    11,570,724
                                                  ------------
CONSUMER STAPLES  5.1%
Constellation Brands (Class B)*      100,000         4,285,000
Fresh Del Monte Produce*             360,000         5,418,000
                                                  ------------
                                                     9,703,000
                                                  ------------
CONTAINERS AND
   PACKAGING  3.6%
BWAY*                                268,500         2,953,500
Smurfit-Stone Container*             250,000         3,991,250
                                                  ------------
                                                     6,944,750
                                                  ------------
ENERGY  4.2%
Smith International*                  90,000         4,825,800
Universal Compression
   Holdings*                         111,100         3,276,339
                                                  ------------
                                                     8,102,139
                                                  ------------
FINANCIALS  16.6%
Allmerica Financial                  100,000         4,455,000
Berkley (W.R.)                        90,000         4,833,000
Commercial Federal                   165,000         3,877,500
Mutual Risk Management               885,500         6,464,150
PartnerRe (Bermuda)                   80,000         4,320,000
PMI Group (The)                       60,000         4,020,600
RenaissanceRe Holdings
   (Bermuda)                          40,000         3,816,000
                                                  ------------
                                                    31,786,250
                                                  ------------
HEALTH CARE EQUIPMENT
   AND SUPPLIES  2.7%
Edwards Lifesciences*                185,000         5,111,550
                                                  ------------
HEALTH CARE PROVIDERS
   AND SERVICES  8.3%
Apria Healthcare Group*              180,000         4,498,200
Omnicare                             180,000         4,478,400
Oxford Health Plans*                 140,000         4,219,600
Pharmacopeia                         200,000         2,781,000
                                                  ------------
                                                    15,977,200
                                                  ------------
HOUSEHOLD DURABLES  4.9%
Furniture Brands International*      140,000       $ 4,482,800
Harman International Industries      110,000         4,961,000
                                                  ------------
                                                     9,443,800
                                                  ------------
MACHINERY  6.3%
Mueller Industries*                  110,000         3,657,500
Navistar International                90,000         3,555,000
Stewart & Stevenson Services         255,000         4,795,275
                                                  ------------
                                                    12,007,775
                                                  ------------

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001 (Continued)


                                      SHARES          VALUE
                                   ------------   ------------

OIL AND GAS  3.3%
Equitable Resources                  130,000         4,429,100
Valero Energy                         50,000         1,906,000
                                                  ------------
                                                     6,335,100
                                                  ------------
PAPER AND FOREST
   PRODUCTS  1.9%
Westvaco                             130,000         3,698,500
                                                  ------------
REAL ESTATE  1.6%
Innkeepers USA Trust                 309,800         3,036,040
                                                  ------------
RETAILING  10.6%
Abercrombie & Fitch (Class A)*       125,000         3,316,250
Fred's                               165,000         6,757,575
Urban Outfitters*                    200,000         4,811,000
Wet Seal (The) (Class A)*            225,000         5,341,500
                                                  ------------
                                                    20,226,325
                                                  ------------
SOFTWARE AND
   SERVICES  1.3%
Storage Networks*                    393,600         2,424,576
                                                  ------------
TECHNOLOGY HARDWARE
   AND EQUIPMENT  4.4%
Agere Systems (Class A)*             900,000         5,121,000
Trimble Navigation*                  200,000         3,241,000
                                                  ------------
                                                     8,362,000
                                                  ------------
TRANSPORTATION  2.9%
Continental Airlines*                210,000         5,504,100
                                                  ------------
UTILITIES  2.1%
Sierra Pacific Resources             271,900         4,092,095
                                                  ------------
TOTAL COMMON STOCKS
   (Cost $160,900,795)                             187,221,024
REPURCHASE AGREEMENT  3.2%
   (Cost $6,100,000)                                 6,100,000
                                                  ------------
TOTAL INVESTMENTS  100.9%
   (Cost $167,000,795)                             193,321,024
OTHER ASSETS
   LESS LIABILITIES  (0.9)%                         (1,733,688)
                                                  ------------
NET ASSETS  100.0%                                $191,587,336
                                                  ============

---------------
* Non-income producing security.
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001


ASSETS:
Investments, at value:
  Common stocks (cost $160,900,795) ....                     $187,221,024
  Repurchase agreement (cost $6,100,000)                        6,100,000      $ 193,321,024
                                                             ------------
Cash ....................................................................             72,624
Receivable for Capital Stock sold .......................................          1,283,814
Receivable for securities sold ..........................................            303,432
Receivable for dividends and interest ...................................             57,662
Expenses prepaid to shareholder service agent ...........................             51,974
Other ...................................................................             19,891
                                                                               -------------
TOTAL ASSETS ............................................................        195,110,421
                                                                               -------------

LIABILITIES:
Payable for securities purchased ........................................          2,660,121
Payable for Capital Stock repurchased ...................................            432,552
Management fee payable ..................................................            153,401
Accrued expenses and other ..............................................            277,011
                                                                               -------------
TOTAL LIABILITIES .......................................................          3,523,085
                                                                               -------------
NET ASSETS ..............................................................      $ 191,587,336
                                                                               =============

COMPOSITION OF NET ASSETS:
Capital Stock, at par ($0.001 par value; 1,000,000,000 shares authorized;
  16,817,675 shares outstanding):
  Class A ...............................................................      $       6,037
  Class B ...............................................................              6,315
  Class C ...............................................................              1,521
  Class D ...............................................................              2,934
  Class I ...............................................................                  9
Additional paid-in capital ..............................................        178,668,321
Accumulated net investment loss .........................................             (3,313)
Accumulated net realized loss ...........................................        (13,414,717)
Net unrealized appreciation of investments ..............................         26,320,229
                                                                               -------------
NET ASSETS ..............................................................      $ 191,587,336
                                                                               =============

NET ASSET VALUE PER SHARE:
CLASS A ($70,240,861 / 6,037,331 shares) ................................      $       11.63
                                                                               =============
CLASS B ($71,087,818 / 6,315,473 shares) ................................      $       11.26
                                                                               =============
CLASS C ($17,123,322 / 1,521,159 shares) ................................      $       11.26
                                                                               =============
CLASS D ($33,025,433 / 2,934,259 shares) ................................      $       11.26
                                                                               =============
CLASS I ($109,902 / 9,453 shares) .......................................      $       11.63
                                                                               =============

---------------
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001


INVESTMENT INCOME:
Dividends (net of foreign taxes withheld $4,820) ...      $  1,072,491
Interest ...........................................           131,819
                                                          ------------
TOTAL INVESTMENT INCOME ..............................................       $ 1,204,310

EXPENSES:
Management fee .....................................         1,448,672
Distribution and service fees ......................         1,032,446
Shareholder account services .......................           500,405
Shareholder reports and communications .............            67,234
Registration .......................................            56,291
Auditing and legal fees ............................            41,326
Custody and related services .......................            27,298
Directors' fees and expenses .......................             7,932
Amortization of deferred organization expenses .....             2,577
Miscellaneous ......................................             5,851
                                                          ------------
TOTAL EXPENSES .......................................................         3,190,032
                                                                             -----------
NET INVESTMENT LOSS ..................................................        (1,985,722)

NET REALIZED AND UNREALIZED GAINON INVESTMENTS:
Net realized gain on investments ...................        10,633,211
Net change in unrealized appreciation of investments        14,583,187
                                                          ------------
NET GAIN ON INVESTMENTS ..............................................        25,216,398
                                                                             -----------
INCREASE IN NET ASSETS FROM OPERATIONS ...............................       $23,230,676
                                                                             ===========

---------------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS


                                                                             YEAR ENDED DECEMBER 31,
                                                                      ----------------------------------
                                                                           2001                2000
                                                                      --------------      --------------
OPERATIONS:
Net investment loss .............................................     $  (1,985,722)      $  (1,553,482)
Net realized gain (loss) on investments .........................        10,633,211         (24,018,394)
Net change in unrealized appreciation of investments ............        14,583,187          49,031,321
                                                                      -------------       -------------
INCREASE IN NET ASSETS FROM OPERATIONS ..........................        23,230,676          23,459,445
                                                                      -------------       -------------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares ...............................        39,386,222          21,696,206
Exchanged from associated Funds .................................        79,639,346          17,975,017
                                                                      -------------       -------------
Total ...........................................................       119,025,568          39,671,223
                                                                      -------------       -------------
Cost of shares repurchased ......................................       (27,748,751)        (32,035,017)
Exchanged into associated Funds .................................       (39,892,663)        (27,020,747)
                                                                      -------------       -------------
Total ...........................................................       (67,641,414)        (59,055,764)
                                                                      -------------       -------------
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS        51,384,154         (19,384,541)
                                                                      -------------       -------------
INCREASE IN NET ASSETS ..........................................        74,614,830           4,074,904

NET ASSETS:
Beginning of year ...............................................       116,972,506         112,897,602
                                                                      -------------       -------------
END OF YEAR (net of accumulated net investment loss of $3,313
  and $2,721, respectively) ....................................      $ 191,587,336       $ 116,972,506
                                                                      =============       =============


---------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. MULTIPLE CLASSES OF SHARES -- Seligman Small-Cap Value Fund (the "Fund"), a series of Seligman Value Fund Series, Inc., offers five classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. The Fund began offering Class C shares on May 27, 1999. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. Class I shares became effective November 30, 2001, and are offered to certain institutional accounts. Class I shares are sold without any sales charges and are not subject to distribution and service fees. The five classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

A. SECURITY VALUATION -- Investments in stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

B. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net realized gain.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

D. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. & W. Seligman & Co. Incorporated (the "Manager"). Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price, plus accrued interest, at all times. Procedures have been established to monitor, on a daily basis, the market value of the repurchase agreements' underlying securities to ensure the existence of the proper level of collateral. The repurchase agreement held as of December 31, 2001 matured pursuant to its terms.

E. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2001, distribution and service fees were class-specific expenses. Effective November 30, 2001, shareholder account services and registration expenses are considered class-specific expenses.

F. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

NOTES TO FINANCIAL STATEMENTS


3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2001, amounted to $101,437,313 and $54,847,763, respectively.

   At December 31, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $41,754,526 and $15,434,297, respectively.

4. CAPITAL SHARE TRANSACTIONS -- The Fund has author-ized 1,000,000,000 shares of $0.001 par value Capital Stock. Transactions in shares of Capital Stock were as follows:


                                                           YEAR ENDED DECEMBER 31,
                                      ------------------------------------------------------------------
                                                  2001                                   2000
                                      ----------------------------          ----------------------------
CLASS A                                 SHARES           AMOUNT              SHARES            AMOUNT
                                      ---------       ------------          ---------       ------------

Sales of shares .............         1,757,705       $ 18,257,869          1,763,235       $ 14,719,497
Exchanged from
  associated Funds ..........         4,479,954         46,309,353          1,085,397          8,957,851
                                      ---------       ------------          ---------       ------------
Total .......................         6,237,659         64,567,222          2,848,632         23,677,348
                                      ---------       ------------          ---------       ------------
Shares
  repurchased ...............        (1,629,029)       (16,591.249)        (1,842,283)       (15,092,133)
Exchanged into
  associated Funds ..........        (3,245,068)       (33,367,554)        (1,477,070)       (12,050,528)
                                      ---------       ------------          ---------       ------------
Total .......................        (4,874,097)       (49,958,803)        (3,319,353)       (27,142,661)
                                      ---------       ------------         ----------       ------------
Increase (decrease) .........         1,363,562       $ 14,608,419           (470,721)      $ (3,465,313)
                                      =========       ============         ==========       ============

                                                           YEAR ENDED DECEMBER 31,
                                      ------------------------------------------------------------------
                                                  2001                                   2000
                                      ----------------------------          ----------------------------
CLASS B                                 SHARES           AMOUNT              SHARES            AMOUNT
                                      ---------       ------------          ---------       ------------
Sales of shares .............           923,173       $  9,289,563            387,732       $  3,280,260
Exchanged from
  associated Funds ..........         1,820,927         18,581,817            306,714          2,603,371
                                      ---------       ------------          ---------       ------------
Total .......................         2,744,100         27,871,380            694,446          5,883,631
                                      ---------       ------------          ---------       ------------
Shares
  repurchased ...............          (606,388)        (6,121,858)        (1,174,647)        (9,317,117)
Exchanged into
  associated Funds ..........          (279,645)        (2,765,497)          (996,299)        (7,764,933)
                                      ---------       ------------          ---------       ------------
Total .......................          (886,033)        (8,887,355)        (2,170,946)       (17,082,050)
                                      ---------       ------------          ---------       ------------
Increase (decrease) .........         1,858,067       $ 18,984,025         (1,476,500)      $(11,198,419)
                                      =========       ============         ==========       ============

                                                           YEAR ENDED DECEMBER 31,
                                      ------------------------------------------------------------------
                                                  2001                                   2000
                                      ----------------------------          ----------------------------
CLASS C                                 SHARES           AMOUNT              SHARES            AMOUNT
                                      ---------       ------------          ---------       ------------
Sales of shares .............           851,741       $  8,663,481            303,437       $  2,515,200
Exchanged from
  associated Funds ..........           506,471          5,118,272            410,953          3,467,449
                                      ---------       ------------          ---------       ------------
Total .......................         1,358,212         13,781,753            714,390          5,982,649
                                      ---------       ------------          ---------       ------------
Shares
  repurchased ...............          (155,289)        (1,566,256)           (38,394)          (315,607)
Exchanged into
  associated Funds ..........          (205,849)        (1,928,668)          (313,501)        (2,686,673)
                                      ---------       ------------          ---------       ------------
Total .......................          (361,138)        (3,494,924)          (351,895)        (3,002,280)
                                      ---------       ------------          ---------       ------------
Increase ....................           997,074       $ 10,286,829            362,495       $  2,980,369
                                      =========       ============         ==========       ============

                                                           YEAR ENDED DECEMBER 31,
                                      ------------------------------------------------------------------
                                                  2001                                   2000
                                      ----------------------------          ----------------------------
CLASS D                                 SHARES           AMOUNT              SHARES            AMOUNT
                                      ---------       ------------          ---------       ------------

Sales of shares .............           304,455       $  3,067,221            144,746       $  1,181,249
Exchanged from
  associated Funds ..........           948,482          9,629,904            337,031          2,946,346
                                      ---------       ------------          ---------       ------------
Total .......................         1,252,937         12,697,125            481,777          4,127,595
                                      ---------       ------------          ---------       ------------
Shares
  repurchased ...............          (343,929)        (3,469,388)          (921,843)        (7,310,160)
Exchanged into
  associated Funds ..........          (184,858)        (1,830,944)          (564,152)        (4,518,613)
                                      ---------       ------------          ---------       ------------
Total .......................          (528,787)        (5,300,332)        (1,485,995)       (11,828,773)
                                      ---------       ------------          ---------       ------------
Increase (decrease) .........           724,150       $  7,396,793         (1,004,218)      $ (7,701,178)
                                      =========       ============         ==========       ============


                  NOVEMBER 30, 2001* TO
                    DECEMBER 31, 2001
                  ---------------------

CLASS I             SHARES     AMOUNT
                    ------    ---------
Sales of shares      9,453    $ 108,088
                     -----    ---------
Increase             9,453    $ 108,088
                     =====    =========

---------------
* Commencement of offering shares


5. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 1.00% per annum of the Fund's average daily net assets.

   Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $22,320 from sales of Class A shares. Commissions of $173,553 and $82,955 were paid to dealers for sales of Class A and Class C shares, respectively.

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 2001, fees incurred under the Plan aggregated $141,608 or 0.25% per annum of the average daily net assets of Class A shares.

NOTES TO FINANCIAL STATEMENTS


   Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continu-ing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

   With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to third parties (the "Purchasers"), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

   For the year ended December 31, 2001, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $533,178, $102,564, and $255,096, respectively.

   The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the year ended December 31, 2001, such charges amounted to $43,862.

   The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchasers based on the value of Class Bshares sold. The aggregate of such payments retained by the Distributor, for the year ended December 31, 2001, amounted to $20,344.

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 2001, Seligman Services, Inc. received commissions of $3,746 from the sales of shares of the Fund and distribution and service fees of $11,026 pursuant to the Plan.

   Seligman Data Corp., which is owned by certain associated investment companies, charged at cost $500,405 for shareholder account services in accordance with a methodology approved by the Fund's directors. Class I shares receive more limited shareholder services than the Fund's other classes of shares (the "Retail Classes"). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

   Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

   Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at December 31, 2001, of $3,313 is included in other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

6. COMMITTED LINE OF CREDIT -- The Fund is a participant in a joint $825 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2002, but is renewable annually with the consent of the participating banks. For the year ended December 31, 2001, the Fund did not borrow from the credit facility.

7. CAPITAL LOSS CARRYFORWARD -- At December 31, 2001, the Fund had a net capital loss carryforward for federal income tax purposes of $13,414,717, after utilizing $10,633,211 to offset current year net capital gains, which is available for offset against future taxable net capital gains, expiring in 2008. Accordingly, no capital gains distribution is expected to be paid to shareholders of this Fund until net capital gains have been realized in excess of the available capital loss carryforward.

FINANCIAL HIGHLIGHTS


   The tables below are intended to help you understand each Class's financial performance from its inception. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

                                                      CLASS A                                            CLASS B
                                 ---------------------------------------------------    ----------------------------------------
                                         YEAR ENDED DECEMBER 31,            4/25/97*             YEAR ENDED DECEMBER 31,
                                 ----------------------------------------      TO       ----------------------------------------
                                 2001        2000       1999       1998     12/31/97     2001       2000       1999       1998
                                 -------    -------    -------    -------   --------    -------    -------    -------    -------

PER SHARE DATA:
NET ASSET VALUE, BEGINNING
   OF PERIOD .........           $10.01      $7.91      $7.87      $9.73      $7.14      $9.76      $7.76      $7.78       $9.69
                                 -------    -------    -------    -------    -------    -------    -------    -------    -------
INCOME FROM INVESTMENT
   OPERATIONS:
Net investment income
   (loss) ...........              (0.10)     (0.09)     (0.07)     (0.09)     (0.07)     (0.17)     (0.15)     (0.14)     (0.15)
Net realized and unrealized
   gain (loss) on investments ..    1.72       2.19       0.15      (1.74)      2.67       1.67       2.15       0.16      (1.73)
                                 -------    -------    -------    -------    -------    -------    -------    -------    -------
TOTAL FROM INVESTMENT
   OPERATIONS ..................    1.62       2.10       0.08      (1.83)      2.60       1.50       2.00       0.02      (1.88)
                                 -------    -------    -------    -------    -------    -------    -------    -------    -------
LESS DISTRIBUTIONS:
Distributions from net
   realized capital gains ......    --         --        (0.04)     (0.03)     (0.01)      --         --        (0.04)     (0.03)

TOTAL DISTRIBUTIONS ............    --         --        (0.04)     (0.03)     (0.01)      --         --        (0.04)     (0.03)
                                 -------    -------    -------    -------    -------    -------    -------    -------    -------
NET ASSET VALUE,
   END OF PERIOD ...............  $11.63     $10.01      $7.91      $7.87      $9.73     $11.26      $9.76      $7.76      $7.78
                                  ======     ======      =====      =====      =====     ======      =====      =====      =====

TOTAL RETURN: ..................   16.18%    (26.55)%     1.00%    (18.81)%    36.38%     15.37%     25.77%      0.24%    (19.41)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
   (000s omitted) .............. $70,241    $46,807    $40,678    $60,383    $87,510    $71,088    $43,486    $46,030    $71,875
Ratio of expenses to average
   net assets ..................    1.75%      1.96%      1.86%      1.69%      1.87%+     2.50%      2.71%      2.61%      2.44%
Ratio of net investment income
   (loss) to average net assets    (0.91)%    (1.08)%    (0.92)%    (0.98)%    (1.12)     (1.66)%    (1.82)%    (1.67)%    (1.73)%
Portfolio turnover rate ........   38.37%     40.65%     41.48%     30.06%     15.91%     38.37%     40.65%     41.48%     30.06%

---------------
See footnotes on page 16.

                                          CLASS B
                                          --------
                                          4/25/97*
                                             TO
                                          12/31/97
                                          --------

PER SHARE DATA:
NET ASSET VALUE,
   BEGINNING OF
   PERIOD ......................            $7.14
                                            -----
INCOME FROM INVESTMENT
   OPERATIONS:
Net investment income
   (loss) ......................            (0.11)
Net realized and unrealized
   gain (loss) on investments ..             2.67
                                             ----
TOTAL FROM INVESTMENT
   OPERATIONS ..................             2.56
                                             ----
LESS DISTRIBUTIONS:
Distributions from net
   realized capital gains ......            (0.01)
                                            -----
TOTAL DISTRIBUTIONS ............            (0.01)
                                            -----
NET ASSET VALUE,
   END OF PERIOD ...............            $9.69
                                            -----

TOTAL RETURN: ..................            35.82%
                                            =====

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
   (000s omitted) ..............          $88,330
Ratio of expenses to average
   net assets ..................             2.63%+
Ratio of net investment income
   (loss) to average net assets             (1.88)%+
Portfolio turnover rate ........            15.91%

---------------
See footnotes on page 16.

FINANCIAL HIGHLIGHTS


                                                      CLASS C                                 CLASS D
                                           -------------------------------   -----------------------------------------
                                              YEAR ENDED
                                              DECEMBER 31,      5/27/99**              YEAR ENDED DECEMBER 31,
                                           -------------------     TO        -----------------------------------------
                                             2001      2000     12/31/99       2001       2000        1999      1998
                                            ------     -----    --------      ------      -----      -----     -----
PER SHARE DATA:
NET ASSET VALUE,
   BEGINNING OF PERIOD ................      $9.76     $7.76      $8.10        $9.76      $7.76      $7.78     $9.69
                                            ------     -----      -----       ------      -----      -----     -----
INCOME FROM INVESTMENT
   OPERATIONS:
Net investment income (loss) ..........      (0.17)    (0.16)     (0.07)       (0.17)     (0.15)     (0.13)    (0.15)
Net realized and unrealized gain (loss)
   on investments .....................       1.67      2.16      (0.23)        1.67       2.15       0.15     (1.73)
                                            ------     -----      -----       ------      -----      -----     -----
TOTAL FROM INVESTMENT
   OPERATIONS .........................       1.50      2.00      (0.30)        1.50       2.00       0.02     (1.88)
                                            ------     -----      -----       ------      -----      -----     -----
LESS DISTRIBUTIONS:
Distributions from net realized
   capital gains ......................       --        --        (0.04)        --         --        (0.04)    (0.03)
                                            ------     -----      -----       ------      -----      -----     -----
TOTAL DISTRIBUTIONS ...................       --        --        (0.04)        --         --        (0.04)    (0.03)
                                            ------     -----      -----       ------      -----      -----     -----
NET ASSET VALUE, END OF PERIOD ........     $11.26     $9.76      $7.76       $11.26      $9.76      $7.76     $7.78
                                            ======     =====      =====       ======      =====      =====     =====


TOTAL RETURN: .........................      15.37%    25.77%     (3.72)%      15.37%     25.77%      0.24%   (19.41)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
   (000s omitted) .....................    $17,123    $5,114     $1,254      $33,025    $21,565    $24,936    45,384
Ratio of expenses to average
   net assets .........................       2.50%     2.71%      2.69%+       2.50%      2.71%      2.61%     2.44%
Ratio of net investment income
   (loss) to average net assets .......      (1.66)%   (1.82)%    (1.65)%+     (1.66)%    (1.82)%    (1.67)%   (1.73)%
Portfolio turnover rate ...............      38.37%    40.65%     41.48%++     38.37%     40.65%     41.48%    30.06%

---------------
  * Commencement of operations.
 ** Commencement of offering of shares.
  + Annualized.
 ++ For the year ended December 31, 1999.
+++ For the year ended December 31, 2001.
  0 The Manager, at its discretion, reimbursed certain expenses of Class I shares. Without such reimbursement the annualized ratios of expenses and net investment income (loss) would have been 1.93% and (1.46)%, respectively.
See Notes to Financial Statements.

                                              CLASS D      CLASS I
                                              --------    ----------

                                              4/25/97*    11/30/01**
                                                 TO          TO
                                              12/31/97    12/31/01
                                              --------    --------
PER SHARE DATA:
NET ASSET VALUE,
   BEGINNING OF PERIOD ................         $7.14      $10.88
                                                -----      ------
INCOME FROM INVESTMENT
   OPERATIONS:
Net investment income (loss) ..........         (0.11)       --
Net realized and unrealized gain (loss)
   on investments .....................          2.67        0.75
                                                -----      ------
TOTAL FROM INVESTMENT
   OPERATIONS .........................          2.56        0.75
                                                -----      ------
LESS DISTRIBUTIONS:
Distributions from net realized
   capital gains ......................         (0.01)       --
                                                -----      ------
TOTAL DISTRIBUTIONS ...................         (0.01)       --
                                                -----      ------
NET ASSET VALUE, END OF PERIOD ........         $9.69      $11.63
                                                =====      ======


TOTAL RETURN: .........................         35.82%       6.89%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
   (000s omitted) .....................    $  $63,360        $110
Ratio of expenses to average
   net assets .........................          2.63%+      1.22%+0
Ratio of net investment income
   (loss) to average net assets .......         (1.88)%+    (0.75)%+
Portfolio turnover rate ...............         15.91%      38.37%+++

---------------
  * Commencement of operations.
 ** Commencement of offering of shares.
  + Annualized.
 ++ For the year ended December 31, 1999.
+++ For the year ended December 31, 2001.
  0 The Manager, at its discretion, reimbursed certain expenses of Class I shares. Without such reimbursement the annualized ratios of expenses and net investment income (loss) would have been 1.93% and (1.46)%, respectively.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS


THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN SMALL-CAP VALUE FUND OF
SELIGMAN VALUE FUND SERIES, INC.:


We have audited the accompanying statement of assets and liabilities of Seligman Small-Cap Value Fund, including the portfolio of investments, as of December 31, 2001, the related statement of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.

Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Small-Cap Value Fund as of December 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with auditing standards generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
New York, New York
February 15, 2002



FOR MORE INFORMATION


MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY  10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP


GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY  10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY  10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450    Shareholder Services
(800) 445-1777    Retirement Plan Services
(212) 682-7600    Outside the United States
(800) 622-4597    24-Hour Automated Telephone Access Service

DIRECTORS AND OFFICERS OF THE FUND
INFORMATION PERTAINING TO THE DIRECTORS AND OFFICERS OF SELIGMAN SMALL-CAP VALUE FUND IS SET FORTH BELOW.


INDEPENDENT DIRECTORS


                                                                                             OTHER
                                                                                             DIRECTORSHIPS
               TERM OF                                                        NUMBER OF      HELD BY
               OFFICE                                                         PORTFOLIOS     DIRECTOR NOT
NAME, (AGE),   AND                                                            IN FUND        DISCLOSED
POSITION(S)    LENGTH    PRINCIPAL OCCUPATION(S)                              COMPLEX        UNDER
HELD WITH      OF TIME   DURING PAST FIVE YEARS                               OVERSEEN       PRINCIPAL
FUND 0         SERVED#   AND OTHER INFORMATION                                BY DIRECTOR    OCCUPATIONS
----------------------------------------------------------------------------------------------------------
JOHN R.        1997      Dean Emeritus, Fletcher School of Law and                61           None
GALVIN          to       Diplomacy at Tufts University; Director or
(72)2,4        Date      Trustee, the Seligman Group of investment
Director                 companies+; Chairman Emeritus, American Council on
                         Germany; Governor of the Center for Creative
                         Leadership; Director, Raytheon Co., defense and
                         commercial electronics; National Defense
                         University; and the Institute for Defense
                         Analyses. Formerly, Director, USLIFE Corporation,
                         life insurance; Ambassador, U.S. State Department
                         for negotiations in Bosnia; Distinguished Policy
                         Analyst at Ohio State University and Olin
                         Distinguished Professor of National Security
                         Studies at the United States Military Academy.
                         From June 1987 to June 1992, he was the Supreme
                         Allied Commander, Europe and the
                         Commander-in-Chief, United States European
                         Command.
----------------------------------------------------------------------------------------------------------
ALICE S.       1997      President Emeritus, Sarah Lawrence College;              61           None
ILCHMAN         to       Director or Trustee, the Seligman Group of
(66)3,4        Date      investment companies+; Trustee, the Committee for
Director                 Economic Development; Chairman, The Rockefeller
                         Foundation, charitable foundation; and Director,
                         Public Broadcasting Service (PBS). Formerly,
                         Trustee, The Markle Foundation, philanthropic
                         organization; and Director, New York Telephone
                         Company; and International Research and Exchange
                         Board, intellectual exchanges.
----------------------------------------------------------------------------------------------------------
FRANK A.       1997      Retired Chairman of the Board and Chief Executive        61           None
MCPHERSON       to       Officer of Kerr-McGee Corporation, diversified
(68)3,4        Date      energy company; Director or Trustee, the Seligman
Director                 Group of investment companies+; Director,
                         Kimberly-Clark Corporation, consumer products;
                         Conoco Inc., oil exploration and production; Bank
                         of Oklahoma Holding Company; Baptist Medical
                         Center; Oklahoma Chapter of the Nature
                         Conservancy; Oklahoma Medical Research Foundation;
                         National Boys and Girls Clubs of America; and
                         Oklahoma Foundation for Excellence in Education.
                         Formerly, Chairman, Oklahoma City Public Schools
                         Foundation; and Director, Federal Reserve System's
                         Kansas City Reserve Bank, the Oklahoma City
                         Chamber of Commerce, and Member of the Business
                         Roundtable.
----------------------------------------------------------------------------------------------------------
JOHN E.        1997      Retired Chairman and Senior Partner, Sullivan &          61           None
MEROW           to       Cromwell, law firm; Director or Trustee, the
(72)2,4        Date      Seligman Group of investment companies+; Director,
Director                 Commonwealth Industries, Inc., manufacturers of
                         aluminum sheet products; the Foreign Policy
                         Association; Municipal Art Society of New York;
                         the U.S. Council for International Business; and
                         Vice Chairman, New York-Presbyterian Healthcare
                         System, Inc.; Life Trustee, New York-Presbyterian
                         Hospital; and Member of the American Law Institute
                         and Council on Foreign Relations.
----------------------------------------------------------------------------------------------------------
BETSY S.       1997      Attorney; Director or Trustee, the Seligman Group        61           None
MICHEL          to       of investment companies+; Trustee, The Geraldine
(59)2,4        Date      R. Dodge Foundation, charitable foundation; and
Director                 World Learning, Inc. Formerly, Chairman of the
                         Board of Trustees of St. George's School (Newport,
                         RI); and Director, the National Association of
                         Independent Schools (Washington, DC).
----------------------------------------------------------------------------------------------------------

---------------
See footnotes on page 21.

DIRECTORS AND OFFICERS OF THE FUND
INFORMATION PERTAINING TO THE DIRECTORS AND OFFICERS OF SELIGMAN SMALL-CAP VALUE FUND IS SET FORTH BELOW.

INDEPENDENT DIRECTORS (continued)


                                                                                             OTHER
                                                                                             DIRECTORSHIPS
               TERM OF                                                        NUMBER OF      HELD BY
               OFFICE                                                         PORTFOLIOS     DIRECTOR NOT
NAME, (AGE),   AND                                                            IN FUND        DISCLOSED
POSITION(S)    LENGTH    PRINCIPAL OCCUPATION(S)                              COMPLEX        UNDER
HELD WITH      OF TIME   DURING PAST FIVE YEARS                               OVERSEEN       PRINCIPAL
FUND 0         SERVED#   AND OTHER INFORMATION                                BY DIRECTOR    OCCUPATIONS
----------------------------------------------------------------------------------------------------------
JAMES C.       1997      Retired Partner, Pitney, Hardin, Kipp & Szuch, law       61           None
PITNEY          to       firm; Director or Trustee, the Seligman Group of
(75)3,4        Date      investment companies+. Formerly, Director, Public
Director                 Service Enterprise Group, public utility.
----------------------------------------------------------------------------------------------------------
LEROY C.       2000      Chairman and Chief Executive Officer, Q Standards        60           None
RICHIE          to       Worldwide, Inc., library of technical standards;
(60)2,4        Date      Director or Trustee, the Seligman Group of
Director                 investment companies (except Seligman Cash
                         Management Fund, Inc.)+; Director, Kerr-McGee
                         Corporation, diversified energy company; and
                         Infinity, Inc., oil and gas services and
                         exploration; Chairman, Highland Park Michigan
                         Economic Development Corp.; Trustee, New York
                         University Law Center Foundation and Vice
                         Chairman, Detroit Medical Center. Formerly,
                         Chairman and Chief Executive Officer, Capital
                         Coating Technologies, Inc., applied coating
                         technologies; Vice President and General Counsel,
                         Automotive Legal Affairs, Chrysler Corporation.
----------------------------------------------------------------------------------------------------------
JAMES Q.       1997      Director or Trustee, the Seligman Group of               61           None
RIORDAN         to       investment companies+; Director or Trustee, The
(74)3,4        Date      Houston Exploration Company, oil exploration; The
Director                 Brooklyn Museum, KeySpan Corporation, a
                         diversified energy and electric company; and the
                         Committee for Economic Development. Formerly,
                         Co-Chairman of the Policy Council of the Tax
                         Foundation; Director, Tesoro Petroleum Companies,
                         Inc. and Dow Jones & Company, Inc., a business and
                         financial news company; Director and President,
                         Bekaert Corporation, high-grade steel cord, wire
                         and fencing products company; Vice Chairman, Exxon
                         Mobil Corporation, petroleum and petrochemicals
                         company; and Director, Public Broadcasting Service
                         (PBS).
----------------------------------------------------------------------------------------------------------
ROBERT L.      1997      Retired Vice President, Pfizer Inc.,                     61           None
SHAFER          to       pharmaceuticals; Director or Trustee, the Seligman
(69)3,4        Date      Group of investment companies+. Formerly,
Director                 Director, USLIFE Corporation, life insurance.
----------------------------------------------------------------------------------------------------------
JAMES N.       1997      Retired Executive Vice President and Chief               61           None
WHITSON         to       Operating Officer, Sammons Enterprises, Inc., a
(66)2,4        Date      diversified holding company; Director or Trustee,
Director                 the Seligman Group of investment companies+;
                         Director, C-SPAN, cable television, and CommScope,
                         Inc., manufacturer of coaxial cables.
----------------------------------------------------------------------------------------------------------

---------------
See footnotes on page 21.

DIRECTORS AND OFFICERS OF THE FUND
INFORMATION PERTAINING TO THE DIRECTORS AND OFFICERS OF SELIGMAN SMALL-CAP VALUE FUND IS SET FORTH BELOW.

INTERESTED DIRECTORS AND PRINCIPAL OFFICERS


                                                                                             OTHER
                                                                                             DIRECTORSHIPS
               TERM OF                                                        NUMBER OF      HELD BY
               OFFICE                                                         PORTFOLIOS     DIRECTOR NOT
NAME, (AGE),   AND                                                            IN FUND        DISCLOSED
POSITION(S)    LENGTH    PRINCIPAL OCCUPATION(S)                              COMPLEX        UNDER
HELD WITH      OF TIME   DURING PAST FIVE YEARS                               OVERSEEN       PRINCIPAL
FUND 0         SERVED#   AND OTHER INFORMATION                                BY DIRECTOR    OCCUPATIONS
----------------------------------------------------------------------------------------------------------
WILLIAM C.     1997      Chairman, J. & W. Seligman & Co. Incorporated,           61           None
MORRIS          to       Chairman and Chief Executive Officer of the
(63)*1         Date      Seligman Group of investment companies+; Chairman,
Director,                Seligman Advisors, Inc., Seligman Services, Inc.,
Chairman of              and Carbo Ceramics Inc., ceramic proppants for oil
the Board                and gas industry; and Director, Seligman Data
and Chief                Corp., Kerr-McGee Corporation, diversified energy
Executive                company. Formerly, Director, Daniel Industries
Officer                  Inc., manufacturer of oil and gas metering
                         equipment.
----------------------------------------------------------------------------------------------------------
BRIAN T.       1997      Director and President, J. & W. Seligman & Co.           61           None
ZINO (49)*1     to       Incorporated; President of twenty-one investment
Director and   Date      companies in the Seligman Group of investment
President                companies and Director or Trustee of the Seligman
                         Group of investment companies+, Seligman Advisors,
                         Inc., and Seligman Services, Inc.; Chairman,
                         Seligman Data Corp.; Member of the Board of
                         Governors of the Investment Company Institute; and
                         Vice Chairman, ICI Mutual Insurance Company.
----------------------------------------------------------------------------------------------------------
NEIL T.         1997     Managing Director, J.&W. Seligman & Co. Incorporated,    N/A          N/A
EIGEN (59)       to      Vice President and Portfolio Manager of Seligman
Vice President  Date     Large-Cap Value Fund; Vice President of Seligman
and Portfolio            Portfolios, Inc. and Portfolio Manager of the Large-Cap
Manager                  Value Portfolio and Small-Cap Value Portfolio.
                         Formerly, Senior Managing Director, Chief Investment
                         Officer and Director of Equity Investing, Bear Stearns
                         Asset Management.
----------------------------------------------------------------------------------------------------------
THOMAS G.      2000      Senior Vice President, Finance, J. & W. Seligman &       N/A          N/A
ROSE (44)       to       Co. Incorporated, Seligman Advisors, Inc., and
Vice           Date      Seligman Data Corp.; Vice President, the Seligman
President                Group of investment companies+, Seligman Services,
                         Inc. and Seligman International, Inc. Formerly,
                         Treasurer, the Seligman Group of investment
                         companies and Seligman Data Corp.
----------------------------------------------------------------------------------------------------------
LAWRENCE P.    VP:       Senior Vice President and Treasurer, Investment          N/A          N/A
VOGEL (45)     1997      Companies, J. & W. Seligman & Co. Incorporated;
Vice            to       Vice President and Treasurer, the Seligman Group
President      Date      of investment companies+; Treasurer, Seligman Data
and            Treas:    Corp. Formerly, Senior Vice President, Finance, J.
Treasurer      2000      & W. Seligman & Co. Incorporated, Seligman
                to       Advisors, Inc. and Seligman Data Corp.; Vice
               Date      President, Seligman Services, Inc. and Treasurer,
                         Seligman International, Inc. and Seligman
                         Henderson Co.
----------------------------------------------------------------------------------------------------------

---------------
See footnotes on page 21.

DIRECTORS AND OFFICERS OF THE FUND
INFORMATION PERTAINING TO THE DIRECTORS AND OFFICERS OF SELIGMAN SMALL-CAP VALUE FUND IS SET FORTH BELOW. INTERESTED DIRECTORS AND PRINCIPAL OFFICERS (continued)





                                                                                             OTHER
                                                                                             DIRECTORSHIPS
               TERM OF                                                        NUMBER OF      HELD BY
               OFFICE                                                         PORTFOLIOS     DIRECTOR NOT
NAME, (AGE),   AND                                                            IN FUND        DISCLOSED
POSITION(S)    LENGTH    PRINCIPAL OCCUPATION(S)                              COMPLEX        UNDER
HELD WITH      OF TIME   DURING PAST FIVE YEARS                               OVERSEEN       PRINCIPAL
FUND 0         SERVED#   AND OTHER INFORMATION                                BY DIRECTOR    OCCUPATIONS
----------------------------------------------------------------------------------------------------------
FRANK J.       1997      General Counsel, Senior Vice President, Law and          N/A          N/A
NASTA (37)      to       Regulation and Corporate Secretary, J. & W.
Secretary      Date      Seligman & Co. Incorporated; Secretary, the
                         Seligman Group of investment companies+, Seligman
                         Advisors, Inc., Seligman Services, Inc., Seligman
                         International, Inc. and Seligman Data Corp.
                         Formerly, Corporate Secretary, Seligman Henderson
                         Co.
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


THE FUND'S STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. YOU MAY CALL TOLL-FREE (800) 221-2450 IN THE US OR COLLECT (212) 682-7600 OUTSIDE THE US TO REQUEST A COPY OF THE SAI, TO REQUEST OTHER INFORMATION ABOUT THE FUND, OR TO MAKE SHAREHOLDER INQUIRIES.


---------------
0 The address for each of the directors and officers is 100 Park Avenue, New York, NY 10017, 8th floor.
# Each Director serves for an indefinite term, until the election and qualification of his successor or until his earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.
+ The Seligman Group of investment companies consists of twenty-three registered investment companies.
* Mr. Morris and Mr. Zino are considered "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member: 1 Executive Committee
        2 Audit Committee
        3 Director Nominating Committee
        4 Board Operations Committee

GLOSSARY OF FINANCIAL TERMS

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

WASH SALES -- A sale of securities in which a taxpayer has acquired substantially identical securities within a period beginning thirty days before and ending thirty days after the date of the sale (a sixty-one day period). A loss resulting from such a sale is not currently deductible for federal income tax purposes, but a gain is taxable.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

---------------
Adapted from the Investment Company Institute's 2001 MUTUAL FUND FACT BOOK and the AICPA AUDIT AND ACCOUNTING GUIDE: AUDITS OF INVESTMENT COMPANIES dated May 1, 2001.

                             SELIGMAN ADVISORS, INC.
                                 AN AFFILIATE OF
                                     [LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017
                                www.seligman.com











THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.




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